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                                                                    EXHIBIT 10.4

                            PAUL M. WEIL & ASSOCIATES
                                ATTORNEYS AT LAW
                          5810 EL CAMINO REAL, SUITE D
                           CARLSBAD, CALIFORNIA 92008
                                 (760) 438-1214
                               FAX (760) 431-2158

                                 August 20, 2001

PERSONAL & CONFIDENTIAL

Frank J. Mercardante
President and CEO
Southwest Community Bank
5810 El Camino Real
Carlsbad, CA 92008

         Re:      EXTENSION AND MODIFICATION OF YOUR EMPLOYMENT AGREEMENT

Dear Mr. Mercardante:

         This letter is written to confirm the action of the Board of Directors of Southwest Community Bank ("SWCB") at its Board meeting on August 15, 2001.

         The Board approved the recommendation for a three (3) year extension of the term of your Employment Agreement and an increase in your base salary to Two Hundred Thousand Dollars ($200,000) per annum, both effective July 1, 2001. The Board also granted stock option rights for an additional 13,714 shares of SWCB Common Stock at the current market price of $28.50 per share. The grant of options is in accordance with the terms and conditions of the SWCB Stock Option Plan and will be separately memorialized. Except as modified by the foregoing, all other covenants, terms and conditions of your Employment Agreement remain in full force and effect.

         Please sign and return the duplicate copy of this letter acknowledging and accepting these additional terms. We look forward to a long and mutually profitable continuing relationship.

                                              Very truly yours,

                                              /s/ Paul M. Weil
                                              ----------------------------------
                                              Paul M. Weil, Corporate Secretary
                                              For the Board of Directors

PMM:CM
cc: Howard B. Levenson, Chairman

                                              ACKNOWLEDGED AND AGREED

                                              /s/ Frank J. Mercardante
                                              ----------------------------------
                                              Frank J. Mercardante

Exhibit 10.4